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                       SUPPLEMENT DATED DECEMBER 15, 1997
         TO PROSPECTUSES DATED OCTOBER 31, 1997, AS SUPPLEMENTED TO DATE
                                       OF
                               SIERRA TRUST FUNDS
                                 P.O. BOX 5118
                       WESTBORO, MASSACHUSETTS 01581-5118

The Prospectuses, dated October 31, 1997, of Sierra Trust Funds (the "Trust") are amended and supplemented as follows:

Effective December 22, 1997, Class A, B and S shares of Short Term Global Government Fund will no longer be offered or sold, except for the reinvestment of dividends by current shareholders.

Effective January 12, 1998, Class A, B and S shares of Global Money Fund, U.S. Government Money Fund, U.S. Government Fund, Corporate Income Fund, National Municipal Fund, and Growth and Income Fund will no longer be offered or sold, except for the reinvestment of dividends by current shareholders.

As a result, as of the effective dates stated above, shareholders of the various Sierra Trust Funds, Sierra Asset Management Portfolios and Sierra Prime Income Fund will not be permitted to exchange their shares for shares of these Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE